--------------------------------------------------------------------------------
                                                             INTERNATIONAL VALUE
--------------------------------------------------------------------------------

AllianceBernstein
International Value
Fund

Semi-Annual Report
May 31, 2001

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                             o Are Not FDIC Insured
                             o May Lose Value
                             o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
July 23, 2001

Dear Shareholder:

We are pleased to provide the first shareholder report for AllianceBernstein International Value Fund (the "Fund"). This report provides the performance, investment strategy and outlook of the Fund for the semi-annual reporting period ended May 31, 2001.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital. The Fund will invest primarily in a diversified portfolio of non-U.S. equity securities, emphasizing investments in undervalued companies whose long-term earnings power is not reflected in the current market price of their securities. In order to hedge a portion of its currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

Investment Results

The following table provides performance for the Fund and its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index, for the period since the Fund's inception on March 29, 2001 through May 31, 2001.

INVESTMENT RESULTS*
Period Ended May 31, 2001

                                                         -----------------------
                                                              Total Returns
                                                         -----------------------
                                                               Since Inception**
--------------------------------------------------------------------------------
AllianceBernstein International Value Fund
   Class A                                                                 1.60%
--------------------------------------------------------------------------------
   Class B                                                                 1.70%
--------------------------------------------------------------------------------
   Class C                                                                 1.70%
--------------------------------------------------------------------------------
MSCI EAFE Index                                                            2.96%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns since the Fund's inception on March 29, 2001 and are based on the net asset value (NAV) of each class of shares as of May 31, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                                  ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is a market-capitalization-weighted index that measures stock performance in 20 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein International Value Fund.

** The Fund's inception date for all share classes is March 29, 2001. Data for the MSCI EAFE Index is from the closest month-end after the Fund's inception date.

      Additional investment results appear on pages 6-7.

Since its inception on March 29, 2001, the Fund underperformed its benchmark, the MSCI EAFE Index, for the period ended May 31, 2001. The underperformance primarily occurred in April, when stock markets around the world were particularly strong and the Fund was still investing its cash inflows. Thus, the Fund was not able to fully catch the wave of market strength early on. In May, however, the Fund outperformed in a weak market, losing less than its benchmark as many of the Fund's sectors--including banks and economically sensitive companies such as automakers, industrial commodities producers and construction companies--held up better than markets overall.

Market Review

Concern about the pace of economic and corporate profits growth around the world has been the key investment issue so far this year. Fears have focused on the risk that the U.S. will lead the rest of the world into a slowdown. Indeed, economic indicators have weakened in all major regions since the start of the year. There has been a sense that the U.S. is doing its part to right the course, as the U.S. Federal Reserve cut interest rates 275 basis points year-to-date. At the same time, however, some investors find the European Central Bank (ECB) to be lagging in taking aggressive counter measures, which may cause major European economies to slow harder than they might have.

Granted, trade linkages cause Europeans to feel some effects of a U.S.
slowdown. Still, the situations in the U.S. and Europe differ quite starkly. In the U.S., business capital spending, particularly in technology, has created severe over-capacity in many industries. At the same time, consumer spending has been rising faster than income, resulting in very low savings and high household debt. Moreover, there is concern about a wealth effect, as recent stock market declines, coupled with high U.S. household exposure to equities, have left consumers with less excess cash to spend.

None of these situations exist in Europe. Thus, the ECB has faced less pressure than the U.S. Fed to dramatically cut interest rates in order to stimulate stock markets. Moreover, maintaining higher relative interest rates should help boost the attractiveness of the European currency, the euro, which has been battered by negative economic sentiment. Finally, de-


--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

spite economic sluggishness, there are also signs that inflation is on the rise in many markets. As such, the Eurozone's tighter monetary policy--the traditional inflation fighter--may prove most beneficial in the end.

Japan's government, on the other hand, has apparently been unable to make structural reforms, which has dragged down its economy for years. The landslide election of Prime Minister Junichiro Koizumi, based on promises of radical reform, raised hopes for a change. However, by the end of the period, he was criticized for being slow to follow through on this commitment. He has since outlined some tough prospective economic reforms. In addition, he is expected to gain a clearer picture of his power following legislative elections in July, which may better position him to take aggressive measures.

In terms of where the Fund is putting its investment emphasis, we find the U.S. market somewhat unattractive right now and, therefore, have an underweighted position, for several reasons. First, following significant outperformance over the past decade, the broad U.S. market remains relatively expensive based on virtually all standard valuation metrics. Second, while stock mispricings in the market had reached extreme levels, which created vast opportunities for active managers like the Fund to exploit, the lowest-priced stocks have outperformed the most expensive for more than one year, closing this gap significantly. Finally, the U.S. dollar appears extremely overvalued. If it declines against other currencies as we expect, foreign equity returns would get an extra boost for unhedged U.S. investors. Currently, the Fund is favoring Europe, while remaining underweight in Japan.

Market Commentary

Continuing uncertainty about global economic growth may appear to be hostile to stocks considered sensitive in economic cycles, but the Fund has seen abundant opportunities in such companies. These cyclical industries have traditionally gone through boom/bust cycles, investing heavily in new capacity when times are good, and then being saddled with more capacity than they can use once demand falls. This time has been different.

During periods of peak demand in recent years, companies in the steel, paper, chemicals and oil industries have exhibited remarkable restraint in building new capacity. Instead, many companies have used their excess cash flow to acquire competitors and absorb existing capacity to improve efficiency. Others used their cash to buy back some of their outstanding shares at depressed prices, which boosts future earnings per share (EPS) for remaining shareholders. Such strategies should leave these businesses less vulnerable to downturn, and help them restore profitability quickly once the cycle reverses. As many of these stocks are priced as if the companies will be battered just as badly in past slumps, we regard these as attractive opportunities for the Fund.


--------------------------------------------------------------------------------
                                  ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

This time around, "New Economy" industries such as technology and telecommunications, have been whipsawed the most by a boom/bust cycle. For example, with their soaring stock prices in recent years and talk of insatiable demand, European telecommunications companies shelled out more than $100 billion to acquire licenses to build next-generation wireless networks capable of delivering advanced Internet and broadband services to cellular phones. They would have to invest similar amounts to build the underlying networks. Now the usage projections used to justify these expenditures look increasingly doubtful, and telecommunications stocks in the EAFE Index have dropped nearly 60% from March 2000 through May 2001 in U.S. dollars.

Despite these sharp price drops, the Fund does not find these stocks attractively priced. As of May 31, 2001, telecommunications stocks in the EAFE Index were still trading at 36 times the consensus estimate for their next 12 months' earnings. That is considerably more expensive than the overall MSCI EAFE Index, which was trading at 21 times forward earnings. We are keeping a close eye on these stocks to see if their prices become attractive relative to their underlying fundamentals. In our view, they are not there yet, and the Fund's position in telecommunications stocks remains far below the index weight.

The current environment has created opportunities in other specific areas that the Fund is positioned itself to exploit. One such area is automobile manufacturing. Investor fears of a global slowdown appear to be overshadowing the ability of some companies to sustain profitability by increasing their shares of strategically important markets. Insurance and banking companies are attractive because they stand to gain share in the higher-margin but still nascent asset-gathering business in Europe.

Market Outlook

In the first two months of the Fund's existence, value stocks continued the outperformance streak versus the broader markets that date back to March 2000 when the Internet bubble burst. Up until that point, prices for virtually all stocks associated with the Internet had soared to remarkable levels, and stocks in more traditional industries were left far behind. Since then, the trend has reversed--Internet-related stocks have plunged and other stocks have staged a modest recovery. The valuation differences between the two groups, which had reached unprecedented levels at the height of the Internet frenzy, have since closed considerably but they still have not reached equilibrium. We believe "New Economy" companies in the technology, media and telecommunications sectors are still somewhat expensive, while many companies in the "Old Economy" continue to be priced at levels that fail to reflect their real earnings prospects. These stocks are poised to outperform as investors recognize the resiliency of their earnings power. We believe the Fund is well-positioned to exploit such a continuation of the value recovery.


--------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

[PHOTO]            John D. Carifa

[PHOTO]            Andrew S. Adelson

[PHOTO]            Kevin F. Simms

Portfolio Managers, Andrew S. Adelson and Kevin F. Simms, have over 35 years of combined investment experience.

Thank you for your interest and investment in AllianceBernstein International Value Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Andrew S. Adelson

Andrew S. Adelson
Vice President


/s/ Kevin F. Simms

Kevin F. Simms
Vice President


--------------------------------------------------------------------------------
                                  ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
May 31, 2001 (unaudited)

INCEPTION DATES                      PORTFOLIO STATISTICS

Class A Shares                       Net Assets ($mil): $3.1
3/29/01
Class B Shares
3/29/01
Class C Shares
3/29/01

COUNTRY BREAKDOWN

    23.1% United Kingdom
    11.5% Japan
    11.0% Canada
     7.4% France
     5.4% Netherlands                       [PIE CHART OMITTED]
     4.5% Germany
     4.0% Finland
     3.9% Italy
     3.8% Sweden
     2.0% Taiwan
     2.0% Australia
     1.8% Hong Kong
     1.7% Spain

    17.9% Short-Term

SECTOR BREAKDOWN

    29.8% Finance
     9.0% Capital Equipment
     7.6% Consumer Cyclicals
     7.2% Energy
     6.3% Industrial Commodities
     3.9% Construction & Housing            [PIE CHART OMITTED]
     3.6% Utilities
     3.1% Technology/Electronics
     2.7% Medical
     2.5% Services
     2.4% Consumer Staples
     2.0% Industrial
     2.0% Transportation

    17.9% Short-Term

All data as of May 31, 2001. The Fund's country and sector breakdowns are expressed as a percentage of total investments and may vary over time.


6 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

CUMULATIVE TOTAL RETURNS AS OF MAY 31, 2001

Class A Shares
--------------------------------------------------------------------------------
                             Without Sales Charge             With Sales Charge
    Since Inception*                 1.60%                          -2.68%

Class B Shares
--------------------------------------------------------------------------------
                             Without Sales Charge             With Sales Charge
    Since Inception*                 1.70%                          -2.30%

Class C Shares
--------------------------------------------------------------------------------
                             Without Sales Charge             With Sales Charge
    Since Inception*                 1.70%                           0.70%

SEC CUMULATIVE TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2001)

                             Class A              Class B              Class C
                             Shares               Shares               Shares
--------------------------------------------------------------------------------
    Since Inception*         -3.07%               -2.80%                0.10%

The Fund's investment results represent cumulative total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may at times be concentrated in a particular sector or industry group and, therefore, may be subject to greater risk. The Fund can invest in small to mid-capitalization companies. These investments may be more volatile than investments in large capitalization companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date for all share classes: 3/29/01.


                                  ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 7

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
May 31, 2001 (unaudited)

                                                                      Percent of
Company                                     U.S. $ Value              Net Assets
--------------------------------------------------------------------------------
Honda Motor Co., Ltd.                         $  126,178                    4.1%
--------------------------------------------------------------------------------
Royal & Sun Alliance Insurance Group Plc          95,954                    3.1
--------------------------------------------------------------------------------
Royal Bank of Scotland Group Plc                  94,180                    3.0
--------------------------------------------------------------------------------
DSM NV                                            90,249                    2.9
--------------------------------------------------------------------------------
Safeway Plc                                       79,936                    2.6
--------------------------------------------------------------------------------
Canon, Inc.                                       79,240                    2.5
--------------------------------------------------------------------------------
Bank of Montreal                                  73,180                    2.3
--------------------------------------------------------------------------------
Talisman Energy, Inc.                             72,908                    2.3
--------------------------------------------------------------------------------
UPM-Kymmene Oyj                                   72,840                    2.3
--------------------------------------------------------------------------------
Petro-Canada                                      72,414                    2.3
--------------------------------------------------------------------------------
                                              $  857,079                   27.4%

MAJOR PORTFOLIO CHANGES
March 29, 2001(a) to May 31, 2001 (unaudited)
                                                  ------------------------------
                                                              Shares*
                                                  ------------------------------
Purchases                                          Bought       Holdings 5/31/01
--------------------------------------------------------------------------------
Altana AG                                           2,070                  2,070
--------------------------------------------------------------------------------
Bank of Montreal                                    2,900                  2,900
--------------------------------------------------------------------------------
Canon, Inc.                                         2,000                  2,000
--------------------------------------------------------------------------------
DSM NV                                              2,450                  2,450
--------------------------------------------------------------------------------
Honda Motor Co., Ltd.                               3,000                  3,000
--------------------------------------------------------------------------------
Royal Bank of Scotland Group Plc                    4,100                  4,100
--------------------------------------------------------------------------------
Royal & Sun Alliance Insurance Group Plc           14,600                 14,600
--------------------------------------------------------------------------------
Safeway Plc                                        14,700                 14,700
--------------------------------------------------------------------------------
Talisman Energy, Inc.                               1,800                  1,800
--------------------------------------------------------------------------------
UPM-Kymmene Oyj                                     2,300                  2,300
--------------------------------------------------------------------------------

*     Adjusted for a stock split.

(a)   Commencement of operations.


--------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
May 31, 2001 (unaudited)

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-67.5%

Australia-1.6%
Australia and New Zealand Banking
   Group, Ltd. ...................................         6,500    $     50,317
                                                                    ------------
Canada-9.0%
Bank of Montreal .................................         2,900          73,180
Canadian National Railway Co. ....................         1,600          63,845
Petro-Canada .....................................         2,700          72,414
Talisman Energy, Inc.(a) .........................         1,800          72,908
                                                                    ------------
                                                                         282,347
                                                                    ------------
Finland-3.3%
Sampo Oyj Series A ...............................         3,500          29,598
UPM-Kymmene Oyj ..................................         2,300          72,840
                                                                    ------------
                                                                         102,438
                                                                    ------------
France-6.1%
Assurances Generales de France ...................           580          32,886
Compagnie de Saint-Gobain ........................           350          52,063
PSA Peugeot Citroen ..............................           205          56,671
Societe Generale .................................           825          49,011
                                                                    ------------
                                                                         190,631
                                                                    ------------
Germany-3.7%
Altana AG ........................................         2,070          69,845
AMB Aachener & Muenchener Beteiligungs-AG ........           450          46,045
                                                                    ------------
                                                                         115,890
                                                                    ------------
Hong Kong-1.5%
The Wharf (Holdings), Ltd. .......................        21,000          47,251
                                                                    ------------

Italy-3.2%
ENI SpA ..........................................         6,000          38,561
San Paolo-IMI SpA ................................         4,500          60,849
                                                                    ------------
                                                                          99,410
                                                                    ------------
Japan-9.4%
Canon, Inc. ......................................         2,000          79,240
Fuji Heavy Industries, Ltd. ......................         7,000          48,814
Honda Motor Co., Ltd. ............................         3,000         126,178
The Nomura Securities Co., Ltd. ..................         2,000          40,124
                                                                    ------------
                                                                         294,356
                                                                    ------------
Netherlands-4.5%
DSM NV ...........................................         2,450          90,249
ING Groep NV .....................................           755          49,162
                                                                    ------------
                                                                         139,411
                                                                    ------------
Spain-1.4%
Iberdrola, SA ....................................         3,400          43,991
                                                                    ------------


--------------------------------------------------------------------------------
                                  ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                        Shares or
                                                        Principal
                                                           Amount
Company                                                     (000)   U.S. $ Value
--------------------------------------------------------------------------------

Sweden-3.1%
Electrolux AB Series B .........................            3,500   $     51,551
Nordea AB ......................................            8,100         45,020
                                                                    ------------
                                                                          96,571
                                                                    ------------
Taiwan-1.7%
Compal Electronics, Inc. .......................            8,000         51,760
                                                                    ------------

United Kingdom-19.0%
Bass Plc .......................................            5,700         62,880
British Airways Plc ............................            9,800         50,929
British American Tobacco Plc ...................            8,000         61,256
CGNU Plc .......................................            3,900         51,098
Lattice Group Plc ..............................           26,000         49,770
Lloyds TSB Group Plc ...........................            4,800         47,643
Royal & Sun Alliance Insurance Group Plc .......           14,600         95,954
Royal Bank of Scotland Group Plc ...............            4,100         94,180
Safeway Plc ....................................           14,700         79,936
                                                                    ------------
                                                                         593,646
                                                                    ------------
Total Common Stocks
   (cost $2,105,085) ...........................                       2,108,019
                                                                    ------------

Time Deposit-14.7%
State Street Euro Dollar
   3.50%, 6/01/01
   (amortized cost $459,000) ...................             $459        459,000
                                                                    ------------

Total Investments-82.2%
   (cost $2,564,085) ...........................                       2,567,019
Other assets less liabilities-17.8% ............                         556,612
                                                                    ------------

Net Assets-100% ................................                    $  3,123,631
                                                                    ============

(a)   Non-income producing security.

      See notes to financial statements.


--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
May 31, 2001 (unaudited)

Assets
Investments in securities, at value (cost $2,564,085) ..................     $ 2,567,019
Cash ...................................................................             469
Foreign cash, at value (cost $144,914) .................................         140,873
Receivable for shares of beneficial interest sold ......................         432,166
Deferred offering costs ................................................         107,148
Receivable due from adviser ............................................          79,231
Dividends and interest receivable ......................................           7,292
                                                                             -----------
Total assets ...........................................................       3,334,198
                                                                             -----------
Liabilities
Payable for investment securities purchased ............................          16,150
Distribution fee payable ...............................................           1,212
Accrued expenses .......................................................         193,205
                                                                             -----------
Total liabilities ......................................................         210,567
                                                                             -----------
Net Assets .............................................................     $ 3,123,631
                                                                             ===========
Composition of Net Assets
Shares of beneficial interest, at par ..................................     $         3
Additional paid-in capital .............................................       3,117,093
Undistributed net investment income ....................................           7,766
Accumulated net realized loss on investments and
   foreign currency transactions .......................................             (99)
Net unrealized depreciation of investments and foreign
   currency denominated assets and liabilities .........................          (1,132)
                                                                             -----------
                                                                             $ 3,123,631
                                                                             ===========
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($1,471,624 / 144,794 shares of beneficial interest
   issued and outstanding) .............................................          $10.16
Sales charge--4.25% of public offering price ...........................             .45
                                                                                  ------
Maximum offering price .................................................          $10.61
                                                                                  ------
Class B Shares
Net asset value and offering price per share
   ($787,529 / 77,440 shares of beneficial interest
   issued and outstanding) .............................................          $10.17
                                                                                  ======
Class C Shares
Net asset value and offering price per share
   ($538,203 / 52,930 shares of beneficial interest
   issued and outstanding) .............................................          $10.17
                                                                                  ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($326,275 / 32,034 shares of beneficial interest
   issued and outstanding) .............................................          $10.19
                                                                                  ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 11

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
March 29, 2001(a) to May 31, 2001 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld
   of $1,344) .................................       $  13,264
Interest ......................................           3,828        $ 17,092
                                                      ---------
Expenses
Advisory fee ..................................           3,267
Distribution fee - Class A ....................             340
Distribution fee - Class B ....................           1,073
Distribution fee - Class C ....................             725
Organization expenses .........................          35,150
Amortization of offering expenses .............          22,352
Administrative ................................          22,000
Custodian .....................................          12,096
Audit and legal ...............................           9,324
Transfer agency ...............................           4,815
Printing ......................................           3,465
Directors' fees ...............................           3,339
Registration ..................................              63
Miscellaneous .................................             315
                                                      ---------
Total expenses ................................         118,324
Less: expenses waived and reimbursed
   by the Adviser (See Note B) ................        (108,998)
                                                      ---------
Net expenses ..................................                           9,326
                                                                       --------
Net investment income .........................                           7,766
                                                                       --------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain on investment
   transactions ...............................                           4,585
Net realized loss on foreign currency
   transactions ...............................                          (4,684)
Net change in unrealized appreciation/
   depreciation of:
   Investments ................................                           2,934
   Foreign currency denominated assets
      and liabilities .........................                          (4,066)
                                                                       --------
Net loss on investments and foreign
   currency transactions ......................                          (1,231)
                                                                       --------
Net Increase in Net Assets from
   Operations .................................                        $  6,535
                                                                       ========

(a)   Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                                      March 29,
                                                                     2001(a) to
                                                                    May 31, 2001
                                                                    (unaudited)
                                                                    ============
Increase (Decrease) in Net Assets
from Operations
Net investment income .......................................       $     7,766
Net realized loss on investments and foreign currency
   transactions .............................................               (99)
Net change in unrealized appreciation/depreciation
   of investments and foreign currency denominated
   assets and liabilities ...................................            (1,132)
                                                                    -----------
Net increase in net assets from operations ..................             6,535
Transactions in Shares of Beneficial Interest
Net increase ................................................         3,092,096
                                                                    -----------
Total increase ..............................................         3,098,631
Net Assets
Beginning of period .........................................            25,000
                                                                    -----------
End of period (including undistributed
   net investment income of $7,766) .........................       $ 3,123,631
                                                                    ===========

(a)   Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 13

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
May 31, 2001 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the "Trust"), was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of four funds (the "Funds"), the Global Value Fund, the International Value Fund, the Small Cap Value Fund and the Value Fund. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the International Value Fund. The Fund commenced operations on March 29, 2001. The International Value Fund (the "Fund") offers Class A, Class B, Class C and Advisor Class shares. Prior to commencement of operations on March 29, 2001, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 2,480 shares of Class A and 10 shares of each of Class B and Class C for the aggregate amount of $24,800 for Class A shares and $100 for each of Class B and Class C shares on February 15, 2001. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Organization and Offering Expenses

Organization expenses of $35,150 were charged to the Fund as incurred prior to commencement of operations and reimbursed by the Adviser. Offering expenses of $129,500 have been deferred and are being amortized on a straight-line basis over a one year period.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the secu-


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

rities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), a fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), dated January 31, 2001, under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses for the period from December 12, 2000 (date of organization of the Fund) to March 27, 2002, to the extent necessary to prevent total fund operating expenses from exceeding the annual rate of 2.50% of average daily net assets for Class A shares, 3.20% of average daily net assets for Class B shares and Class C shares and 2.20% for Advisor Class shares, respectively. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than March 27, 2004, provided that repayment does not result in the Fund's aggregate expenses in those subsequent periods exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses. For the period ended May 31, 2001, expenses in the amount of $82,498 were waived and reimbursed by the Adviser that are subject to repayment.

Effective July 2, 2001, the Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.20% of average daily net assets for Class A shares, 1.90% of average daily net assets for Class B shares and Class C shares and .90% of average daily net assets for Advisor Class shares.


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Pursuant to the Advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the period ended May 31, 2001, the Adviser agreed to waive its fees. Such waiver amounted to $22,000.

The Fund compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the period ended May 31, 2001, the Transfer Agent agreed to waive $4,500 for such services.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $200 from the sale of Class A shares and $80 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the period ended May 31, 2001.

Brokerage commissions paid on investment transactions for the period ended May 31, 2001, amounted to $4,690, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $51,075 and $23,627 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $2,987,548 and $635,793, respectively, for the period ended May 31, 2001. There were no purchases or sales of U.S. government or government agency obligations for the period ended May 31, 2001.


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

At May 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $51,048 and gross unrealized depreciation of investments was $48,114, resulting in net unrealized appreciation of $2,934, excluding foreign currency transactions.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

There were no forward exchange currency contracts outstanding at May 31, 2001.

NOTE E

Shares of Beneficial Interest

There is an unlimited number of $0.00001 par value shares of beneficial interest authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Transactions in shares of beneficial interest were as follows:


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                                                   ------------     -----------
                                                       Shares          Amount
                                                   ------------     -----------
                                                      March 29,        March 29,
                                                     2001(a) to       2001(a) to
                                                   May 31, 2001     May 31, 2001
                                                    (unaudited)      (unaudited)
                                                   ----------------------------
Class A
Shares sold                                            357,477      $ 3,623,795
-------------------------------------------------------------------------------
Shares redeemed                                       (215,133)      (2,173,645)
-------------------------------------------------------------------------------
Net increase                                           142,344      $ 1,450,150
===============================================================================

Class B
Shares sold                                             77,629      $   783,362
-------------------------------------------------------------------------------
Shares redeemed                                           (199)          (2,061)
-------------------------------------------------------------------------------
Net increase                                            77,430      $   781,301
===============================================================================

Class C
Shares sold                                             53,379      $   538,752
-------------------------------------------------------------------------------
Shares redeemed                                           (459)          (4,664)
-------------------------------------------------------------------------------
Net increase                                            52,920      $   534,088
===============================================================================

Advisor Class
Shares sold                                             33,165      $   338,337
-------------------------------------------------------------------------------
Shares redeemed                                         (1,131)         (11,780)
-------------------------------------------------------------------------------
Net increase                                            32,034      $   326,557
===============================================================================

NOTE F

Concentration of Risk

Investing in securities of foreign companies involves special risks which include revaluation of currencies and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended May 31, 2001.

(a)   Commencement of operations.


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 19

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                 ------------    -----------    ------------    ------------
                                                    Class A        Class B        Class C      Advisor Class
                                                 ------------    -----------    ------------    ------------
                                                    March 29,      March 29,       March 29,       March 29,
                                                      2001(a)        2001(a)         2001(a)         2001(a)
                                                           to             to              to              to
                                                 May 31, 2001    May 31,2001    May 31, 2001    May 31, 2001
                                                  (unaudited)    (unaudited)     (unaudited)     (unaudited)
                                                 -----------------------------------------------------------
Net asset value, beginning
   of period ...........................               $10.00        $10.00          $10.00          $10.00
                                                 -----------------------------------------------------------
Income From Investment
   Operations
Net investment income(b)(c) ............                  .06           .04             .04             .06
Net realized and unrealized gain
   on investments and foreign
   currency transactions ...............                  .10           .13             .13             .13
                                                 -----------------------------------------------------------
Net increase in net asset value
   from operations .....................                  .16           .17             .17             .19
                                                 -----------------------------------------------------------
Net asset value, end of period .........               $10.16        $10.17          $10.17          $10.19
                                                 ===========================================================
Total Return
Total investment return based on
   net asset value(d) ..................                 1.60%         1.70%           1.70%           1.90%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .....................               $1,472          $788            $538            $326
Ratio to average net assets of:
   Expenses, net of waivers/
   reimbursements(e) ...................                 2.50%         3.20%           3.20%           2.20%
   Expenses, before waivers/
   reimbursements(e) ...................                29.14%        39.15%          40.90%          40.69%
   Net investment income(e) ............                 3.02%         1.82%           1.85%           3.12%
Portfolio turnover rate ................                   54%           54%             54%             54%

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of expenses waived/reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

earnings per share (EPS)

A common measurement of a stock's performance, calculated by taking a company's net income and dividing it by the number of shares the company has outstanding.

equity

Another term for stock.

hedge

An investment that takes a position in a security which is contrary to a position in a similar or different security, with the intention of reducing the risk of adverse price movements in the second security.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

Refers to a distinct part of the economy, for example, the technology sector.


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 21

----------------
ALLIANCE CAPITAL
----------------

Alliance Capital

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $433 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 56 of the FORTUNE 100 companies and public retirement funds in 36 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 620 investment professionals in 35 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/01.


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements

      Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail--it's easy, convenient and saves you time and storage space.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, including daily pricing, make additional investments, exchange between Alliance funds and view fund performance.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 23

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Andrew S. Adelson, Vice President
Kevin F. Simms, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Ropes & Gray
One International Place
Boston, MA 02110

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds
All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 25

AllianceBernstein International Value Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

ACBVIINTVFSR501